UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TPG TWIN BROOK CAPITAL INCOME FUND

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TPG TWIN BROOK CAPITAL INCOME FUND
245 Park Avenue, 26th Floor
New York, NY 10167
April 17, 2025
Dear Shareholder:
You are cordially invited to attend the 2025 Annual Meeting of Shareholders (the "Annual Meeting") of TPG Twin Brook Capital Income Fund (formerly known as “AG Twin Brook Capital Income Fund”), a Delaware statutory trust (the "Company," "we," "us," or "our"), to be held on Thursday, May 29, 2025, at 9:00 a.m. Central Time, on the 36th Floor of the Company’s investment adviser’s offices located at 111 South Wacker Drive, Chicago, Illinois 60606. Prior to the Annual Meeting, you will be able to vote your shares by following the instructions in the Notice of Internet Availability of Proxy Materials (the “Notice”) and this proxy statement.
At the Annual Meeting, you will be asked to (1) elect one Class III Trustee of the Company who will serve for a three-year term expiring at the 2028 annual meeting of shareholders or until his successor is duly elected and qualified; (2) ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and (3) to transact such other business as may properly come before the meeting and any postponements or adjournments thereof.
The accompanying Notice of 2025 Annual Meeting of Shareholders and Proxy Statement include information relating to the election of the Class III Trustee nominee and the ratification of the selection of the Company’s independent registered public accounting firm.
You have the right to receive notice of and to vote at the Annual Meeting of Shareholders if you were a shareholder of record at the close of business on March 31, 2025. It is important that your shares be represented at the Annual Meeting. Please follow the instructions on the Notice of 2025 Annual Meeting of Shareholders and authorize a proxy via mail or the Internet to vote your shares. Your vote and participation in the governance of this Company is extremely important to us. You may vote your shares through any of the voting options available to you as described in the Notice and this proxy statement.
On behalf of management and the Board of Trustees, we thank you for your continued support of the Company.
Sincerely,
Trevor Clark
Chairman of the Board,
Chief Executive Officer & President

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on May 29, 2025: the accompanying proxy statement and the proxy card are available at www.voteproxy.com.

TPG Twin Brook Capital Income Fund
245 Park Avenue, 26th Floor
New York, NY 10167

NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 29, 2025

NOTICE IS HEREBY GIVEN to holders of common shares of beneficial interest of TPG Twin Brook Capital Income Fund (formerly known as “AG Twin Brook Capital Income Fund”), a Delaware statutory trust (the "Company," "we," "us," or "our"), that the 2025 Annual Meeting of Shareholders (the "Annual Meeting") will be held on Thursday, May 29, 2025 at 9:00 a.m. Central Time, on the 36th Floor of the Company’s investment adviser’s offices located at 111 South Wacker Drive, Chicago, Illinois 60606. The Annual Meeting will be held for the following purposes:

1.To elect one Class III Trustee of the Company who will serve for a three-year term expiring at the Company’s 2028 annual meeting of shareholders or until his successor is duly elected and qualified;

2.To ratify the selection of Deloitte & Touche LLP (“Deloitte & Touche”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

3.To transact such other business as may properly come before the Annual Meeting and any postponements or adjournments thereof.

THE BOARD OF TRUSTEES, INCLUDING EACH OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS A VOTE “FOR” (1) THE ELECTION OF THE CLASS III TRUSTEE NOMINEE; AND (2) THE SELECTION OF DELOITTE & TOUCHE AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

The close of business on March 31, 2025 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or at any adjournment or postponement thereof. The Company is furnishing proxy materials to its shareholders on the Internet, rather than mailing printed copies of those materials to each of its shareholders. If you received a Notice of Internet Availability of Proxy Materials (the “Notice”), you will not receive a printed copy of the proxy statement, proxy card and 2024 annual report to shareholders (the “Annual Report”) unless you request them. Instead, the Notice will instruct you as to how you may access and review the proxy materials, and vote your proxy, on the Internet. You may also request from us free of charge hard copies of the proxy statement, proxy card and Annual Report by following the instructions on the Notice.

Your vote and participation in the governance of this Company is extremely important to us. Whether or not you plan to attend the Annual Meeting, we urge you to please vote your proxy by following the instructions provided on the Notice and the proxy statement to ensure that your shares are represented at the Annual Meeting. You may also vote easily and quickly via the Internet.

By Order of the Board of Trustees,
Jenny B. Neslin
General Counsel and Secretary
April 17, 2025

The proxy statement, a form of proxy card and the Annual Report, which consists of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2024 (the “Form 10-K”), are available online on the Securities and Exchange Commission website at www.sec.gov and at www.AGTBCAP.com and http://www.astproxyportal.com/ast/98390.

The Board of Trustees is requesting your vote. Your vote is important regardless of the number of shares that you own. Whether or not you expect to attend the Annual Meeting, we encourage you to promptly authorize a proxy vote via the Internet, or complete and sign the enclosed proxy card and return it promptly. You may revoke your proxy at any time before it is exercised. Signing and returning the enclosed proxy card is important to ensure a quorum at the Annual Meeting.

TPG Twin Brook Capital Income Fund
245 Park Avenue, 26th Floor
New York, NY 10167

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
May 29, 2025

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the "Board" and each member thereof, a "Trustee" and collectively, the "Trustees") of TPG Twin Brook Capital Income Fund (formerly known as “AG Twin Brook Capital Income Fund”), a Delaware statutory trust (the "Company," "we," "us," or "our"), for use at the Company's 2025 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, May 29, 2025, at 9:00 a.m. Central Time, or at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of 2025 Annual Meeting of Shareholders dated April 17, 2025. The Company is a closed-end management investment company that has elected to be treated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). AGTB Fund Manager, LLC, a Delaware limited liability company (the "Adviser"), serves as the investment adviser of the Company and also serves as the Administrator of the Company (in such capacity, the “Administrator”). The principal executive offices of each of the Company, the Adviser, and the Administrator are located at 245 Park Avenue, 26th Floor, New York, NY 10167.
You can attend the Annual Meeting in person on the 36th floor of the Adviser’s offices located at 111 South Wacker Drive, Chicago, Illinois 60606. If you want to attend the Annual Meeting, you must pre-register by emailing TCAP@tpg.com not later than 5:00 p.m., Eastern Time on Wednesday, May 28, 2025. For security reasons, you will be required to show a form of government-issued photo identification (e.g., a driver’s license or a passport) when you arrive at the Annual Meeting. If you need special assistance at the Annual Meeting because of a disability, please contact TCAP@tpg.com. You will need to provide evidence that you are a shareholder as of the close of business on the Record Date. This can be a copy of your proxy card or a brokerage statement showing your shares as of the close of business on the Record Date. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to contact the broker, bank or other nominee that holds your shares in order to obtain a legal proxy from that broker, bank or other nominee. Please note that if you do not provide a copy of such legal proxy at the Annual Meeting, you may still attend the Annual Meeting as long as you have registered, but you will not be able to vote shares in person at the Annual Meeting.
This Proxy Statement and the accompanying Notice and form of proxy are being provided to shareholders on or about April 17, 2025. The Board has fixed the close of business on March 31, 2025 as the record date (the "Record Date") for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, 68,346,039 common shares of beneficial interest, par value $0.001 per share (the "Common Shares"), of the Company were issued and outstanding. Shareholders of the Company are entitled to cast one vote for each share held.

If the form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted at the Annual Meeting in accordance with the instructions marked thereon. All properly executed proxies received by the Board that do not specify how shares should be voted will be voted "FOR" the election of the Class III Trustee nominee listed herein ("Proposal 1"); and “FOR” the ratification of the selection of Deloitte & Touche LLP (“Deloitte & Touche”) as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025 (“Proposal 2”), and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or at any adjournment or postponement thereof.

The Board does not know of any matter to be considered at the Annual Meeting other than the election of the Class III Trustee nominee and the ratification of the selection of the Company’s independent registered public accounting firm. Should any other matter requiring a vote of shareholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters. Shareholders have no dissenters’ or appraisal rights in connection with any of the proposals described herein.

In addition to mail and e-mail, proxies may be solicited personally, via the Internet or by telephone, by regular employees of the Administrator and its affiliates. No additional compensation will be paid to such regular employees for such services.

The Company will pay the costs and expenses associated with this Proxy Statement and solicitation, including expenses incurred in connection with the printing and mailing of this Proxy Statement and its enclosures.

VOTING INFORMATION
Record Date and Who May Vote
The Board selected March 31, 2025 as the Record Date. This means that if you were a registered shareholder with our transfer agent and registrar, SS&C Technologies, Inc. (“SS&C”), as of the close of business on the Record Date, you may vote your shares on the matters to be considered by our shareholders at the Annual Meeting. If your shares were held in "street name" on that date, the broker or other nominee that was the record holder of your shares has the authority to vote them at the Annual Meeting in accordance with your instructions. They have forwarded to you this Proxy Statement seeking your instructions on how you want your shares voted. Please note that to be sure your vote is counted on the Company’s proposal to elect trustees, you should instruct your broker, bank, trustee or nominee how to vote your shares by following the voting instructions provided by your broker, bank, trustee or nominee. If you do not provide voting instructions, votes may not be cast on your behalf with respect to such proposal.
How to Vote
If you are a holder of record of Common Shares on the Record Date, you may have your shares voted on matters presented at the Annual Meeting in person or by giving us your proxy over the Internet as described in your notice regarding the Internet availability of proxy materials (the “Notice”). You do not need to attend the Annual Meeting in order to vote your shares.
Alternatively if you have received a paper copy of the proxy card, shareholders can follow the instructions on such proxy card and authorize a proxy via the Internet or mail to vote in accordance with the instructions provided below. Authorizing a proxy through the Internet requires you to input the control number located on the Notice or proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on the proposals. You will have an opportunity to review and make any necessary changes to your directions before you submit your directions via the Internet link. If you are the beneficial owner of your shares, you will need to follow the instructions provided by your broker, bank, trustee or nominee regarding how to instruct your broker, bank, trustee or nominee to vote your shares at the Annual Meeting.
•By Internet: www.voteproxy.com
•By mail: You may vote by proxy by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Central Time, on May 28, 2025.
You may receive more than one proxy statement and proxy card if your shares are held through more than one account (e.g., through different brokers or nominees). Each proxy card only covers those Common Shares held in the applicable account. If you hold shares in more than one account, you will have to provide voting instructions as to all your accounts to vote all your shares.

How to Revoke or Change Your Vote
If you are a shareholder of record of the Company, you can change your vote or revoke your proxy by: (i) delivering a written revocation notice before 11:59 p.m. Central Time on May 28, 2025 to the Company’s corporate secretary, Jenny B. Neslin, at TPG Twin Brook Capital Income Fund, 245 Park Avenue, 26th Floor, New York, New York 10167; Attention: Secretary; (ii) voting again using the Internet before 11:59 p.m. Central Time on May 28, 2025 (your latest Internet proxy is the one that will be counted); or (iii) attending and voting during the Annual Meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy. The Company encourages shareholders who wish to change their vote to do so by voting again using the Internet. If you hold Common Shares through a broker, bank, trustee or nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions.
Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of at least one-third of the outstanding Common Shares shall constitute a quorum for the Annual Meeting. There were 68,346,039 Common Shares outstanding on the Record Date, of which at least 22,782,013 must be present in person or represented by proxy at the Annual Meeting for a quorum to be present. Each Common Share is entitled to one vote. Abstentions will be treated as shares present for quorum purposes. Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote the shares on certain proposals (which are considered "Broker Non-Votes" with respect to such proposals) will be treated as shares present for quorum purposes. However, abstentions and Broker Non-Votes are not counted as votes cast. Cumulative voting is not permitted.

If you attend the Annual Meeting or vote your shares using the enclosed proxy card or voting instruction form (including any Internet voting procedures provided), your shares will be counted toward a quorum, even if you abstain from voting on a particular matter.

If a quorum is not present at the Annual Meeting, the Annual Meeting may be adjourned in accordance with the Company's bylaws. To achieve the requisite quorum for a meeting that has been adjourned, additional solicitations may be sought pursuant to the terms of the bylaws.

Broker Non-Votes

If you are the beneficial owner of shares held through a broker or other nominee and do not vote your shares or provide voting instructions, your broker may vote for you on routine proposals but not on non-routine proposals. Only Proposal 2 - To ratify the selection of Deloitte & Touche as our independent registered public accounting firm for the fiscal year ending December 31, 2025 - would be evaluated as "routine." If you do not vote on the non-routine proposals or provide voting instructions, your broker will not be allowed to vote your shares - this will result in a Broker Non-Vote.

Vote Required and How Votes are Counted

Election of Trustees. The Trustees shall be elected by an affirmative vote of the holders of a plurality of the votes cast by shareholders by proxy at the Annual Meeting. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Common Shares represented by Broker Non-Votes are not considered votes cast and thus have no effect on this proposal.

Ratification of Independent Registered Public Accounting Firm. The affirmative vote of the holders of a majority of the votes cast by shareholders by proxy is required to ratify the appointment of Deloitte & Touche to serve as the Company’s independent registered public accounting firm. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Because brokers will have discretionary authority to vote for the ratification of the selection of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, your broker will be permitted to vote your shares for this proposal.

Additional Solicitation. If there are not enough votes to approve any proposals at the Annual Meeting, the Chairman of the Annual Meeting may adjourn the Annual Meeting to permit the further solicitation of proxies.

Also, a shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if a quorum is present and there are sufficient votes for approval of such proposal(s).

If you have any questions regarding the proxy materials, please contact the Secretary of the Company as set forth herein. If a shareholder of record has properly submitted a proxy that is received prior to the Annual Meeting and has not been revoked, the shares represented thereby will be voted in accordance with the instructions provided or, if no instructions are provided, the proxy will be voted "FOR" the proposals described in this Proxy Statement and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

If (i) you are a member of a household in which multiple shareholders of the Company share the same address, (ii) your shares are held in "street name" and (iii) your broker or bank has received consent (or deemed consent) to household material, then your broker or bank may send to your household only one copy of this Proxy Statement and our annual report on Form 10-K for the year ended December 31, 2024 (the "2024 Annual Report"), unless your broker or bank has received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Proxy Statement and the 2024 Annual Report, the Company will deliver promptly to you, upon written or oral request, a separate copy of this Proxy Statement and the 2024 Annual Report at the shared address to which a single copy of the documents was delivered. To receive a separate copy of this Proxy Statement or the 2024 Annual Report, please send your request to TPG Twin Brook Capital Income Fund, 245 Park Avenue, 26th Floor, New York, NY 10167, Attention: Secretary, (212) 692-2000. If your shares are held with certain banks, trust companies, brokers, dealers, investment advisers and other financial intermediaries (each, an "Authorized Institution") and you would like to receive a separate copy of future proxy statements, notices of internet availability of proxy materials, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your Authorized Institution.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain ownership information with respect to the Common Shares, as of the Record Date, for each of our current Trustees, executive officers and Trustees and executive officers as a group, and each person known to us to beneficially own more than 5% of our outstanding Common Shares. With respect to persons known to us to beneficially own more than 5% of our outstanding Common Shares, we base such knowledge on beneficial ownership filings made by the holders with the Securities and Exchange Commission ("SEC") and other information known to the Company.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no Common Shares subject to options that are currently exercisable or exercisable within 60 days of the Record Date. The percentage ownership is based on 68,346,039 Common Shares outstanding as of the Record Date.

Shares Beneficially Owned
Name and Address	Number	Percentage (1)
Interested Trustees
Trevor Clark	—	—
Independent Trustees(2)
James E. Bowers	—	—
James N. Hallene	—	—
Lance A. Ludwick	—	—
Executive Officers who are not Trustees(2)
Terrence Walters	—	—
Jenny B. Neslin	—	—
Kristin Swon	—	—
All Executive Officers and Trustees as a group (7 persons)	—	—
5% Shareholders
AGTB BDC Holdings, L.P.(3)	12,677,659.055	18.55%
Nomura Asset Management Co., Ltd.(4)	5,775,265.000	8.45%
State Teachers Retirement System of Ohio(5)	3,963,691.070	5.80%
____________________________

(1)	Percentage of 68,346,039 outstanding Common Shares of the Company as of March 31, 2025.
(2)	The address for all of the Company’s executive officers and Trustees is c/o TPG Twin Brook Capital Income Fund, 245 Park Avenue, 26th Floor, New York, New York 10167.
(3)	TPG GP A, LLC (“TPG GP A”) is the managing member of TPG Group Holdings (SBS) Advisors, LLC, which is the general partner of TPG Group Holdings (SBS), L.P., which holds 100% of the shares of Class B common stock (which represents a majority of the combined voting power of the common stock) of TPG Inc., which is the sole member of TPG GPCo, LLC, which is the sole member of TPG Holdings II-A, LLC, which is the general partner of TPG Operating Group II, L.P., which is the sole member of AG GP LLC ("AG GP"), which is the general partner of Angelo, Gordon & Co., L.P. (“Angelo Gordon”), which is the (i) sole member of AGTB BDC Holdings GP LLC ("BDC Holdings GP"), which is the general partner of AGTB BDC Holdings, L.P. (“BDC Holdings”); and (ii) investment advisor to BDC Holdings. Because of the relationship of TPG GP A to Angelo Gordon, TPG GP A may be deemed to beneficially own the Shares held by BDC Holdings. TPG GP A is owned by entities owned by James G. Coulter and Jon Winkelried. Because of the relationship of Messrs. Coulter and Winkelried to TPG GP A, each of Messrs. Coulter and Winkelried may be deemed to beneficially own the Shares held by Angelo Gordon and BDC Holdings. Messrs. Coulter and Winkelried disclaim beneficial ownership of the Common Shares held by BDC Holdings except to the extent of their pecuniary interest therein.The address for AGTB BDC Holdings, L.P. is 245 Park Avenue, 26th Floor, New York, New York 10167.

(4)
Information obtained solely by reference to the Schedule 13G/A filed with the SEC on June 3, 2024 by Nomura Asset Management Co., Ltd. (“Nomura”). Of the reported shares, Nomura reported that it has sole voting power for 5,775,265 shares, shared voting power for 0 shares, sole dispositive power for 5,775,265 shares and shared dispositive power for 0 shares. The Nomura Angelo Gordon BDC Fund, which is managed on a discretionary basis by Nomura, has the right or the power to direct the receipt of dividends, or the proceeds from the sale of, the Common Shares. The address for Nomura is Toyosu Bayside Cross Tower, 2-2-1, Toyosu, Koto-Ku, Tokyo, 135-0061, Japan.

(5)	Information obtained solely by reference to the Schedule 13G/A filed with the SEC on January 23, 2025 by State Teachers Retirement System of Ohio (“STRS Ohio”). Of the reported shares, STRS Ohio reported that it has sole voting power for 3,963,691.07 shares, shared voting power for 0 shares, sole dispositive power for 3,963,691.07 shares and shared dispositive power for 0 shares. The address for State Teachers Retirement System of Ohio is 275 East Broad Street, Columbus, Ohio 43215.

Dollar Range of Equity Securities Beneficially Owned by Trustees

The following table sets out the dollar range of the Company's equity securities beneficially owned by each of the Company's Trustees as of the Record Date. Beneficial ownership for the below table has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. The Company is not part of a "family of investment companies," as that term is defined in the 1940 Act.

Name of Trustee	Dollar Range of Equity Securities in the Company(1)
Independent Trustees
James E. Bowers	None
James N. Hallene	None
Lance A. Ludwick	None
Interested Trustees
Trevor Clark	None
_____________________

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000

PROPOSAL 1
ELECTION OF CLASS III TRUSTEE

Pursuant to the Company’s declaration of trust and bylaws, the Board of Trustees may modify the number of members of the Board of Trustees provided that the number thereof shall never be less than three. The Board is currently composed of four Trustees, who are divided into three classes with staggered terms of three years, such that the term of office of one class expires at each annual meeting of shareholders. The term of the Company’s Class III Trustee expires at the Annual Meeting. As such, the holders of the Company's Common Shares are being asked to elect James Bowers as Class III Trustee of the Company (the “Class III Trustee Nominee”), to serve for a three-year term expiring at the Company’s 2028 annual meeting of shareholders or until his successor is duly elected and qualified. Mr. Bowers is currently serving as Class III Trustee of the Company and has consented to being named in this Proxy Statement and agreed to continue to serve as Class III Trustee, if elected. If Mr. Bowers is not available to serve as a Trustee, proxies may be voted for the election of other persons selected by the Board. It is not anticipated that Mr. Bowers will be unable or unwilling to serve. Shareholders of the Company have no cumulative voting rights with respect to the election of Trustees.

Information about the Class III Trustee Nominee and Trustees

The following tables provide information concerning the Class III Trustee Nominee and the other individuals serving as Trustees of the Company, as of the date of this Proxy Statement. The Class III Trustee Nominee is listed first in the table under "Class III Trustee Nominee." The terms of the Class I and Class II Trustees expire in 2026 and 2027, respectively.
The Board believes that each of the Trustees, including the Class III Trustee Nominee, has the experience, qualifications, attributes and skills appropriate to serve as a Trustee of the Company, in light of the Company's business and structure. The significance or relevance of a nominee's or Trustee’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all nominees and Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of the Adviser and its affiliates, other service providers, legal counsel and the Company’s independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Company and the shareholders. The Company’s nominating and corporate governance committee’s (the “Nominating and Corporate Governance Committee”) charter contains certain other factors that are considered by the Nominating and Corporate Governance Committee in identifying and evaluating potential nominees to serve as Trustees.
Based on each nominee's experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of the other Trustees, the Board has concluded that each nominee should continue to serve as a Trustee. Additionally, below is a brief discussion of the experience, qualifications, attributes and/or skills of the Class III Trustee Nominee and the continuing Trustees that led the Board, in consultation with the Nominating and Corporate Governance Committee, to conclude that such individual should serve as a Trustee. There are no family relationships among any Trustees, Trustee nominees and executive officers of the Company.

Class III Trustee Nominee

Name, Address, and Age(1)	Position(s) held with the Company	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee or Nominee for Trustee
Independent Trustee
James E. Bowers (77)	Class III Trustee and Chair of Nominating and Corporate Governance Committee	Class III Trustee since 2022; Term expires in 2025	Private Investor	—
__________________

(1)	The address for the trustee is c/o TPG Twin Brook Capital Income Fund, 245 Park Avenue, 26th Floor, New York, New York 10167.

(2)	Trustees serve for three-year terms and until their successors are duly elected and qualified.

James E. Bowers. Mr. Bowers serves as an Independent Trustee and as a member of the Audit Committee (the “Audit Committee”) and Nominating and Corporate Governance Committee. He is the Chair of our Nominating and Corporate Governance Committee. Mr. Bowers previously served as an independent director of each of AG Twin Brook BDC, Inc. and AGTB Private BDC (predecessors to the Company). Over the course of his multi-decade legal career, Mr. Bowers was Senior Counsel at Day Pitney LLP (from 2004 to 2018), having previously served in various legal roles, including working for the American Bar Association, the Office of the General Counsel at the U.S. Securities and Exchange Commission, and the Law and Compliance Departments at Aetna Inc. In addition, Mr. Bowers was a law professor at University of South Carolina School of Law (USC) and an adjunct professor at Boston University School of Law, University of Connecticut School of Law, and Yale Law School. Throughout his career, Mr. Bowers also served on numerous boards of non-profit organizations, including on the board of trustees of Hartford Hospital, Saint Joseph University, Greater Hartford Legal Aid, Harvard Law School Association, YMCA of Greater Hartford, Renbrook School, and Connecticut Landmark. In 2021, Mr. Bowers was a recipient of the Harvard Alumni Award for exceptional service to Harvard University. Since 2018, Mr. Bowers has been a private investor. Mr. Bowers holds a J.D. from Harvard Law School and a B.A. from the University of South Carolina.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF JAMES BOWERS AS CLASS III TRUSTEE OF THE COMPANY.

Trustees not up for Re-Election at the Annual Meeting

Class I Trustee with Term Expiring in 2026

Name, Address, and Age(1)	Position(s) held with the Company	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee or Nominee for Trustee
Independent Trustee
Lance A. Ludwick (58)	Class I Trustee and Chair of Audit Committee	Class I Trustee since 2022; Term expires in 2026	VP of M&A at Sysco Corporation; and Principal of LC7 Advisors, LLC (M&A Advisory Services)	—
__________________

(1)	The address for the trustee is c/o TPG Twin Brook Capital Income Fund, 245 Park Avenue, 26th Floor, New York, New York 10167.

(2)	Trustees serve for three-year terms and until their successors are duly elected and qualified.

Lance A. Ludwick. Mr. Ludwick serves as an Independent Trustee and as a member of the Audit and Nominating and Corporate Governance Committees. He is the Chair of the Company’s Audit Committee. Mr. Ludwick previously served as an independent director of each of AG Twin Brook BDC, Inc. and AGTB Private BDC (predecessors to the Company). He is the Vice President of Mergers & Acquisitions at Sysco Corporation (the parent company of Bellissimo Holdings, LLC). Mr. Ludwick is also a principal of LC7 Advisors, LLC, a firm that provides M&A advisory services and management/operational improvement consulting. Prior to that Mr. Ludwick served as the Vice President for Mergers & Acquisitions and Corporate Strategy at US Foods, Inc. and the Vice President of Strategic Planning for Constellation Brands, Inc., as well as various other positions providing advice on mergers and acquisitions and corporate operational strategy. Mr. Ludwick holds a B.B.A. in Accounting from the University of Iowa.

Class II Trustees with Terms Expiring in 2027

Name, Address and Age(1)	Position(s) held with the Company	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee or Nominee for Trustee
Independent Trustee
James N. Hallene (64)	Class II Trustee	Class II Trustee since 2022; Term expires in 2027	Principal of Capital Concepts Holdings, LLC (private equity investment firm); and Founding Partner of CapX Partners (equipment leasing finance)	KeHE Distributors, LLC, The Hallstar Company, VSA Partners Holdings and Attorney’s Title Guaranty Fund, Inc.
Interested Trustee
Trevor Clark (59)	Class II Trustee, Chairman of the Board, Chief Executive Officer, and President of the Company. President and Chief Executive Officer of the Adviser. Managing Director of TPG Angelo Gordon.	Class II Trustee since 2022; Term expires in 2027	Managing Partner of Twin Brook Capital Partners, TPG Angelo Gordon’s middle market direct lending business	—
_________________

(1)	The address for each trustee is c/o TPG Twin Brook Capital Income Fund, 245 Park Avenue, 26th Floor, New York, New York 10167.

(2)	Trustees serve for three-year terms and until their successors are duly elected and qualified.

James N. Hallene. Mr. Hallene serves as an Independent Trustee and as a member of the Audit and Nominating and Corporate Governance Committees. Mr. Hallene previously served as an independent director of each of AG Twin Brook BDC, Inc. and AGTB Private BDC (predecessors to the Company). Mr. Hallene founded Capital Concepts Holdings, LLC, a Chicago-based private equity investment firm, in 1998 and currently serves as its principal. He is also a founding partner of CapX Partners, an equipment leasing finance company. Prior to founding Capital Concepts Holdings, LLC and CapX Partners, Mr. Hallene co-founded a data-consolidation company called MaxMiles. Prior to that, Mr. Hallene was employed at American National Bank, where he oversaw credit, mortgage, treasury management, and technology business units. Mr. Hallene served as vice chairman of MB Financial Corporation and is on the corporate boards of KeHE Distributors, LLC, The Hallstar Company, VSA Partners Holdings and Attorney’s Title Guaranty Fund, Inc. He holds a B.A. in economics from the University of Illinois and an M.B.A. from Northwestern University’s Kellogg Graduate School of Management.

Trevor Clark. Mr. Clark joined TPG Angelo Gordon in 2014 to establish Twin Brook Capital Partners, the platform’s middle market direct lending business. He is a Managing Director, Chief Executive Officer and President of the Adviser, and a Trustee and Chairman of the Board of the Company. Mr. Clark previously served as Chief Executive Officer, President and Chairman of the Board of each of AG Twin Brook BDC, Inc. and AGTB Private BDC (predecessors to the Company). Prior to joining TPG Angelo Gordon, Mr. Clark was a co-founder and CEO of Madison Capital Funding LLC (“Madison Capital”), a wholly owned subsidiary of New York Life Investments, where he oversaw all operational and strategic activities of the middle market lending operation. At Madison Capital, Mr. Clark led the Executive Committee that was responsible for all credit granting decisions and managed the relationship with New York Life Investments and other third-party investors. Prior to forming Madison Capital, Mr. Clark held various positions in loan underwriting and origination at Antares Capital, GE Capital, and Bank of America. He holds a B.A. degree from the University of Iowa, Iowa City and an M.B.A. degree from Indiana University, Bloomington.

Information About the Executive Officers Who Are Not Trustees

Set forth below is certain information about our executive officers who are not Trustees:

Name	Age	Position
Terrence Walters	45	Chief Financial Officer and Treasurer
Jenny B. Neslin	42	General Counsel and Secretary
Kristin Swon	47	Chief Compliance Officer

The address for each executive officer is c/o TPG Twin Brook Capital Income Fund, 245 Park Avenue, 26th Floor, New York, NY 10167. Each officer holds office at the pleasure of the Board until the next election of officers or until his or her successor is duly elected and qualified.

Terrence Walters. Mr. Walters serves as Chief Financial Officer and Treasurer of the Company, positions he has held since February 2022. Mr. Walters previously served as a trustee of the Company, served as director, Chief Financial Officer and Treasurer of AG Twin Brook BDC, Inc., and served as trustee, Chief Financial Officer and Treasurer of AGTB Private BDC (predecessors to the Company). Mr. Walters joined TPG Angelo Gordon in 2019 as a Managing Director and serves as the Chief Financial Officer of Twin Brook Capital Partners, its middle market direct lending loan business. Mr. Walters previously served as Chief Accounting Officer for Twin Brook Capital Partners from 2019 to 2021. Prior to joining the firm, Mr. Walters spent eight years in various roles with Victory Park Capital Advisors and Vitalogy Capital Partners. Prior to that, Mr. Walters worked at Citadel Group’s fund administrator, Omnium, as well as Ernst & Young LLP. Mr. Walters holds a B.A. degree in accountancy and finance from Augustana College and a M.Acc. degree from the University of Iowa. He is a Certified Public Accountant (inactive).

Jenny B. Neslin. Ms. Neslin joined TPG Angelo Gordon’s legal team as a Managing Director in April 2021 and serves as the Company’s General Counsel and Secretary, positions she has held since February 2022, as well as having previously served in such roles for certain of the Company’s predecessors since November 2021. Ms. Neslin served as the Company’s Interim Chief Compliance Officer from October 2023 to March 2025. Ms. Neslin also serves as General Counsel and Secretary of AG Mortgage Investment Trust, Inc. (NYSE: MITT) and TPG Private Equity Opportunities, L.P., positions she has held since April 2021 and February 2025, respectively. Prior to joining TPG Angelo Gordon, Ms. Neslin was Managing Director and Deputy General Counsel at Colony Capital, Inc. (NYSE: CLNY) (now known as DigitalBridge Group, Inc. (NYSE: DBRG)). At Colony Capital, Ms. Neslin was responsible for legal oversight of Colony Capital’s capital markets activities (including public and private equity and debt offerings), ongoing disclosure and reporting obligations under U.S. federal securities laws and corporate governance matters. Prior to joining a Colony Capital predecessor in July 2013, Ms. Neslin was an associate in the Capital Markets group at Clifford Chance US LLP, where she primarily advised REITs and investment banks in public and private capital markets transactions. Ms. Neslin holds a Bachelor of Music in Music Business from New York University and a Juris Doctor from Benjamin N. Cardozo School of Law at Yeshiva University.

Kristin Swon. Ms. Swon joined TPG Angelo Gordon in 2023 as a Managing Director and Deputy Chief Compliance Officer and has served as the Company’s Chief Compliance Officer since March 2025. Prior to joining TPG Angelo Gordon, Ms. Swon spent thirteen years in various compliance roles at JPMorgan Asset Management, including as Head of Global Alternatives Compliance from 2019 to 2023 and Chief Compliance Officer of Security Capital Research & Management from 2018 to 2023. Ms. Swon holds a B.A. in Political Science from Trinity College.

CORPORATE GOVERNANCE

Role of the Board of Trustees, Leadership Structure and Risk Oversight

The Role of the Board

Our business and affairs are managed under the oversight of the Board. The Board consists of four members, three of whom are Independent Trustees (defined below). The Board elects our officers, who serve at the discretion of the Board. The responsibilities of the Board include oversight of fair value determinations of our assets, corporate governance activities, oversight of our financing arrangements and oversight of our investment activities. The Board’s role is one of oversight, rather than active management. Oversight of the Company’s investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day management of the Company’s investment activities. The goal of the Board’s risk oversight function is to ensure that the risks associated with the Company’s investment activities are accurately identified, thoroughly investigated, and responsibly addressed.

Board Oversight of Risk Management

The Board performs its risk oversight function primarily through (i) its standing committees, which report to the entire Board and are comprised solely of Independent Trustees, and (ii) active monitoring of the Company’s Chief Compliance Officer and our compliance policies and procedures. Oversight of other risks is delegated to the committees.

Oversight of the Company’s investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day management of the Company’s investment activities. The Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations, including on valuation risk, counterparty risk, compliance risk, and cybersecurity risk. The Board receives a wide range of reports on the Company’s activities from the Adviser and other service providers, including reports regarding the Company’s investment portfolio, the compliance of the Company with applicable laws, and the Company’s financial accounting and reporting. The Board’s Audit Committee also meets regularly with the Chief Financial Officer and the Company’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Company’s financial reporting function. The Board also meets periodically with the investment professionals of TPG Angelo Gordon to receive reports regarding the management of the Company and the Company’s portfolio, including its investment risks. In addition, at its quarterly meetings, the Audit Committee meets with the independent valuation firm that evaluates certain of the Company’s securities holdings for which there are not readily available market values. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed.

The Board recognizes that not all risks that may affect the Company can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Company’s goals, that reports received by the Trustees with respect to risk management matters are typically summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Board and by the committees is subject to substantial limitations.

Board Structure and Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board consists of four Trustees, three of whom are not “interested persons,” as defined in the 1940 Act, and are Independent Trustees, in accordance with the standards set forth in Section 2(a)(19). Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company or the Adviser. We refer to individuals who are not “interested persons” in accordance with Section 2(a)(19) as our Independent Trustees (the “Independent Trustees”). In determining independence, the Board reviews and considers such information as it deems appropriate including, among other items, completed Trustee due diligence questionnaires, and may conduct interviews and background checks as appropriate. The member of the Board who is not an Independent Trustee, Mr. Clark, is referred to as our Interested Trustee (the “Interested Trustee”).

Our Board has established an Audit Committee and a Nominating and Corporate Governance Committee, and may establish additional committees from time to time as necessary. The Audit Committee and Nominating and Corporate Governance Committee are comprised solely of Independent Trustees. The scope of the responsibilities assigned to each of these committees is discussed in greater detail below. Trevor Clark, an "interested person" of TPG Angelo Gordon, serves as Chairman of our Board. We believe that Mr. Clark’s history with TPG Angelo Gordon, his familiarity with its investment platform, and his extensive knowledge of and experience in the financial services industry, specifically within middle market direct lending, qualify him to serve as the Chairman of our Board.

Our Board does not have a lead Independent Trustee. We are aware of the potential conflicts that may arise when a non-Independent Trustee is Chairman of our Board, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the Independent Trustees in executive session without the presence of Interested Trustees and management, and the establishment of an Audit Committee and a Nominating and Corporate Governance Committee, each of which is comprised solely of Independent Trustees. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management, and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that, because of the relatively small size of the Board, the ratio of Independent Trustees to Interested Trustees, and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.

The Board periodically reviews its leadership structure, including the role of the Chairman of the Board. The Board also conducts an annual self-assessment during which it reviews its leadership and committee structure and considers whether its structure remains appropriate in light of the Company’s current operations. The Board believes that its leadership structure, including the current percentage of the Board members who are Independent Trustees, is appropriate given its specific characteristics. These characteristics include (i) the extent to which the work of the Board is conducted through the standing committees, each of whose meetings are chaired by an Independent Trustee; (ii) the extent to which the Independent Trustees meet as needed in the absence of members of management and our Interested Trustee; and (iii) Mr. Clark’s positions with the Adviser and TPG Angelo Gordon, which enhance the Board’s understanding of the operations of the Adviser and TPG Angelo Gordon. The Board evaluates its performance on an annual basis.

Board Meetings and Board/Committee Attendance

We require each Trustee to make a diligent effort to attend all Board and committee meetings as well as each annual meeting of our shareholders. During 2024, including both regularly scheduled and special meetings, our Board met a total of five times, the Audit Committee met a total of four times, and the Nominating and Corporate Governance Committee met a total of four times. During 2024, all of the Company’s Trustees attended at least 75% of the meetings of the Board. Additionally, in 2024, 100% of the members of the Audit Committee attended all of the regularly scheduled meetings of such committee, and 100% of the members of the Nominating and Corporate Governance Committee attended all of the regularly scheduled meetings of such committee. During each meeting of the Audit Committee, the Audit Committee met privately with the Company's independent registered public accounting firm. All of the Trustees attended the Company’s 2024 annual meeting of shareholders held in May 2024.

Committees of the Board

The Board has established an Audit Committee and a Nominating and Corporate Governance Committee and may establish additional committees in the future.

Audit Committee

The Audit Committee operates pursuant to a charter approved by the Board, which sets forth the responsibilities of the Audit Committee and is available on the Company’s website, www.AGTBCAP.com, under the heading “Resources”. The Audit Committee's responsibilities include selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements, overseeing internal audit staff and periodic filings, receiving our audit reports and reviewing financial statements, and, with the assistance of an independent valuation firm, aiding the Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. Management is responsible for the preparation, presentation, and integrity of our financial statements, our accounting and financial and reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

The Audit Committee is currently composed of Messrs. Bowers, Hallene and Ludwick, all of whom are not considered "interested persons" of the company as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Ludwick serves as Chair of the Audit Committee. The Board has determined that Mr. Ludwick is an "audit committee financial expert" as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Messrs. Bowers, Hallene and Ludwick meet the current independence and experience requirements of Rule 10A-3 under the Exchange Act.

Nominating and Corporate Governance Committee

The Board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter, which is available on the Company’s website, www.AGTBCAP.com, under the heading “Resources”. The members of the Nominating and Corporate Governance Committee are our Independent Trustees. Mr. Bowers serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating trustees for election by our shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management.

The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board, our Company and our shareholders. In considering possible candidates for election as a trustee, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting trustees who:

• are of high character and integrity;
• are accomplished in their respective fields, with superior credentials and recognition;
• have relevant expertise and experience upon which to be able to offer advice and guidance to management;
• have sufficient time available to devote to our affairs;
• are able to work with the other members of the Board and contribute to our success;
• can represent the long-term interests of our shareholders as a whole; and
• are selected such that the Board represents a range of backgrounds and experience.

The Nominating and Corporate Governance Committee also evaluates candidates proposed by shareholders using the factors described above. The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying trustee nominees. In determining whether to recommend a trustee nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, ethnic background, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending trustee nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting trustee nominees is consistent with the goal of creating a board of trustees that best serves our needs and the interests of our shareholders.

Compensation of Executive Officers and Trustees

Compensation of Executive Officers

We do not currently have any employees. None of our executive officers receives direct compensation from us. We do not have a compensation committee because our executive officers are not compensated by the Fund. We do not engage any compensation consultants. The compensation of investment professionals of the Adviser is paid by the Adviser. We have agreed to reimburse the Administrator for our allocable portion of the compensation paid to, or compensatory distributions received by, our Chief Financial Officer, Chief Compliance Officer, and General Counsel, and any of their respective staff who provide services to us, operations and investor relations staff who provide services to us, and any internal audit staff, to the extent internal audit performs a role in our Sarbanes-Oxley Act of 2002 internal control assessment. Compensation paid to the Chief Compliance Officer is also approved by the Board of Trustees, including a majority of the Independent Trustees, in accordance with Rule 38a-1 under the 1940 Act.

In addition, to the extent that the Administrator outsources any of its functions, we will pay the fees associated with such functions at cost. We will agree to reimburse the Administrator for our allocable portion of the compensation of any personnel that it provides for our use.

Compensation of Trustees

Each Independent Trustee is entitled to receive an annual fee of $75,000, payable quarterly in cash. In addition, the Chair of the Audit Committee receives a supplemental annual fee of $7,500, payable quarterly in cash. The Company began paying its Independent Trustees’ annual fee in connection with the consummation of the merger with AGTB Private BDC (as described below in “Certain Relationships and Related Party Transactions”) on January 1, 2023. The Independent Trustees also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regular Board meeting, each special meeting, and each committee meeting. No compensation is paid to trustees who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of the Company.

In August 2024, the Nominating and Corporate Governance Committee reviewed the competitiveness of the Independent Trustees’ compensation. Based on this review, the Nominating and Corporate Governance Committee recommended, and the Board approved, the following changes to the Independent Trustees’ compensation, effective as of July 1, 2024:

•increased the annual fee from $60,000 to $75,000; and
•determined to pay a supplemental annual retainer to the chair of the Audit Committee consisting of $7,500, payable quarterly in cash.

The following table shows information regarding the compensation earned by our Trustees for the fiscal year ended December 31, 2024.

Name	Fees Earned or Paid in Cash	All Other Compensation from the Fund(2)	Total Compensation from the Fund
Independent Trustees
James E. Bowers	$67,500.00	—	$67,500.00
James N. Hallene	$67,500.00	—	$67,500.00
Lance A. Ludwick	$71,250.00	—	$71,250.00

Interested Trustees
Trevor Clark(1)	—	—	—

(1) No compensation is paid to trustees who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act.
(2) We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our Trustees.

Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

The Company does not grant options, and accordingly, we have no policy, program, practice, or plan pertaining to the timing of stock option grants with respect to the release of material non-public information. Furthermore, given that we do not directly compensate our executive officers, we also have not timed the release of material non-public information for the purpose of affecting the value of executive compensation.

Code of Ethics

The Company has adopted a code of conduct (the “Code of Conduct”) to help each trustee and officer of the Company to recognize and deal with ethical issues, provide mechanisms to report unethical conduct and help foster a culture of honesty and accountability. The Code of Conduct applies to the Company’s trustees, executive officers, officers and their respective staffs and serves as a “code of ethics”, as defined in Item 406(b) of Regulation S-K.

Additionally, as required by the 1940 Act, the Company and the Adviser have adopted a code of ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), respectively, and an insider trading policy (the “Insider Trading Policy”), each of which establish procedures for personal investments and restricts certain personal securities transactions.

The Code of Ethics is filed as an exhibit to our 2024 Annual Report, and our Code of Conduct is accessible on our website at www.AGTBCAP.com. We intend to disclose any amendments to or waivers of required provisions of the Code of Ethics on Form 8-K or on the Company’s website, www.AGTBCAP.com.

Insider Trading Policy
The Company has established a policy reasonably designed to prohibit the Company’s officers, trustees, and employees of the Company and its affiliates, including the Adviser, from trading in or recommending the securities of the Company while in possession of material nonpublic information, or otherwise using such information for their personal benefit or in any manner that would violate applicable laws and regulations. The policy also prohibits short-selling and margining of either the Company’s securities or the securities of existing or prospective portfolio companies. The policy does not expressly prohibit trustees, executive officers or employees of the Company and its affiliates from engaging in hedging transactions with respect to its securities.

All purchases and sales of the Company’s securities by trustees, officers and employees of the Company and its affiliates must receive pre-clearance from the Company’s General Counsel and Chief Compliance Officer. The Insider Trading Policy applicable to the Company’s executive officers and trustees, as well as all employees of our Adviser who provide services to the Company, is filed as an exhibit to our 2024 Annual Report.

Certain Relationships and Related Party Transactions

Investment Management Agreement; Administration Agreement

On November 1, 2023, the Company entered into an amended and restated investment management agreement (the “Investment Management Agreement”) with the Adviser, in connection with the closing of the previously announced transaction (the "TPG Transaction") pursuant to which TPG Inc. (NASDAQ: TPG) acquired Angelo Gordon (“TPG Angelo Gordon”), and TPG Angelo Gordon, including the Adviser, became indirect subsidiaries of TPG. Under applicable law, the TPG Transaction resulted in an assignment and automatic termination of the amended and restated investment management agreement, dated September 6, 2023 (the “Prior Investment Management Agreement”). The Investment Management Agreement became effective upon closing of the TPG Transaction and the terms of the Investment Management Agreement are identical to the Prior Investment Management Agreement. The Company’s shareholders approved the Investment Management Agreement at a special meeting of the shareholders of the Company held on September 26, 2023.

Pursuant to the Investment Management Agreement, the Company pays the Adviser a base management fee payable monthly in arrears at an annual rate of 1.25% of the value of the Company’s net assets as of the beginning of the first business day of the applicable month. For purposes of the Investment Management Agreement, net assets means the Company’s total assets less liabilities determined on a consolidated basis in accordance with GAAP. For the years ended December 31, 2024 and December 31, 2023, the Company accrued approximately $14.8 and $7.7 million, respectively, of base management fees payable to the Adviser.

The Company also pays the Adviser a two-part incentive fee based on (i) the amount by which our pre-incentive fee net investment income returns exceed a certain “hurdle rate” and (ii) our capital gains. The Company will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to the Adviser if the Company were to sell the relevant investment and realize a capital gain. For the years ended December 31, 2024 and December 31, 2023, the Company accrued approximately $19.4 and $8.6 million, respectively, of income incentive fees. As of December 31, 2024, the Company had no accrued capital gains incentive fees, of which none were paid or payable to the Adviser. As of December 31, 2023, the Company had approximately $496,000 of accrued capital gains incentive fees, of which none were paid or payable to the Adviser.

In addition, pursuant to the Investment Management Agreement and the administration agreement of the Company (the “Administration Agreement”), we will reimburse the Adviser and Administrator for certain expenses as they occur. For the years ended December 31, 2024 and December 31, 2023, the Administrator charged approximately $1.5 and $1.8 million, respectively, for certain costs and expenses allocable to the Company under the terms of the Administration Agreement.

Each of the Investment Management Agreement and the Administration Agreement has been approved by the Board. Unless earlier terminated, each of the Investment Management Agreement and the Administration Agreement will remain in effect for a period of two years from the date it first became effective and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board, including a majority of Independent Trustees, or by the holders of a majority of our outstanding voting securities (as defined by the 1940 Act) and, in each case, a majority of the Independent Trustees.

Resource Sharing Agreement
The Adviser is a registered investment adviser under the Advisers Act. The Company’s investment activities are managed by its investment adviser, which is responsible for (i) originating prospective investments, (ii) conducting research and due diligence investigations on potential investments, (iii) analyzing investment opportunities, (iv) negotiating and structuring the Company’s investments, and (v) monitoring the Company’s investments and portfolio companies on an ongoing basis.
The Adviser has entered into a resource sharing agreement with TPG Angelo Gordon (the “Resource Sharing Agreement”), pursuant to which TPG Angelo Gordon will provide the Adviser with experienced investment professionals and access to the resources of TPG Angelo Gordon to enable the Adviser to fulfill its obligations under the Investment Management Agreement.  Through the Resource Sharing Agreement, the Adviser intends to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of TPG Angelo Gordon’s investment professionals.
Several of the Company’s executive officers and the Company’s Chairman of the Board have ownership and financial interests in TPG Angelo Gordon. The Company’s Chief Executive Officer also serves as the Portfolio Manager of several TPG Angelo Gordon funds that currently and in the future will have investment objectives similar to ours. In addition, the Company’s executive officers and Trustees serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds, accounts, or investment vehicles managed by TPG Angelo Gordon and/or its affiliates. Similarly, TPG Angelo Gordon and its affiliates may have other clients with similar, different or competing investment objectives.

Co-Investment Relief

An affiliate of the Adviser has received an exemptive order from the SEC that permits the Company, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. Pursuant to such order, the Company’s Board of Trustees may establish objective criteria (“Board Criteria”) clearly defining co-investment opportunities in which the Company will have the opportunity to participate with other public or private TPG Angelo Gordon funds that target similar assets. If an investment falls within the Board Criteria, TPG Angelo Gordon must offer an opportunity for the Company to participate. The Company may determine to participate or not to participate, depending on whether the Adviser determines that the investment is appropriate for the Company (e.g., based on investment strategy). The co-investment would generally be allocated to us and the other TPG Angelo Gordon funds that target similar assets pro rata based on available capital in the applicable asset class. If the Adviser determines that such investment is not appropriate for the Company, the investment will not be allocated to the Company, but the Adviser will be required to report such investment and the rationale for its determination for the Company to not participate in the investment to the Board of Trustees at the next quarterly board meeting.
License Agreement
The Company also entered into a trademark license agreement with TPG Angelo Gordon under which TPG Angelo Gordon has agreed to grant the Company a non-exclusive, royalty-free license to use the name “TPG Angelo Gordon” and other similar related marks.

The Private BDC Merger

In connection with the Company’s merger with AGTB Private BDC (the “Private BDC”), on December 30, 2022, the Company and the Private BDC entered into an Agreement and Plan of Merger (the “Private BDC Merger Agreement”). The Boards of Trustees of both the Company and Private BDC, in each case, including the majority of the trustees who are not “interested persons” (as such term is defined in the 1940 Act), approved the Private BDC Merger Agreement and the transactions contemplated thereby, consistent with the requirements under Rule 17a-8 of the 1940 Act.

Pursuant to the Private BDC Merger Agreement, the Company and Private BDC caused the merger to be consummated by filing a certificate of merger (the “Private BDC Certificate of Merger”) with the Secretary of State of the State of Delaware on December 30, 2022. The merger became effective on January 1, 2023 (the “Private BDC Effective Time”), as agreed to by the parties and specified in the Private BDC Certificate of Merger.

At the Private BDC Effective Time, common shares of beneficial interest, par value $0.001 per share, of Private BDC outstanding immediately prior to the Private BDC Effective Time were converted into a number of the Company’s Class I shares of beneficial interest, par value $0.001 per share, equal to a ratio of one to one.

The AGTB Merger

In connection with the Company’s merger with AG Twin Brook BDC, Inc. (“AGTB”), on May 19, 2023, the Company and AGTB entered into an Agreement and Plan of Merger (the “AGTB Merger Agreement”). The Board of Trustees of the Company and the Board of Directors of AGTB, including the majority of the respective trustees and directors who are not “interested persons” (as such term is defined in the 1940 Act), approved the AGTB Merger Agreement and the transactions contemplated thereby, consistent with the requirements under Rule 17a-8 of the 1940 Act.

Pursuant to the AGTB Merger Agreement, the Company and AGTB caused the merger to be consummated by filing a certificate of merger (the “AGTB Certificate of Merger”) with the Secretary of State of the State of Delaware on July 28, 2023, and the merger became effective as agreed to by the parties and specified in the AGTB Certificate of Merger (the “AGTB Effective Time”). As of the AGTB Effective Time, each share of AGTB’s common stock, par value $0.001 per share, outstanding immediately prior to the AGTB Effective Time was converted into the right to receive $20.00 per share in cash, without interest, subject to any applicable withholding taxes. The Company paid cash consideration in connection with the AGTB transaction of approximately $193 million and had transaction costs of approximately $0.8 million. Prior to the AGTB transaction closing, AGTB was an affiliated BDC managed by AG Twin Brook Manager, LLC, a wholly-owned subsidiary of TPG Angelo Gordon.

Related Party Transactions
The Audit Committee conducts quarterly reviews of any potential related party transactions brought to its attention and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to the Company's Code of Conduct or Code of Ethics. Each of our Trustees and executive officers is instructed and periodically reminded to inform Compliance of any potential related party transactions. In addition, each such Trustee and executive officer completes a questionnaire on an annual basis designed to elicit information about any potential related party transactions.

PROPOSAL 2
RATIFICATION OF THE SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Information about the Independent Registered Public Accounting Firm

The Audit Committee and the Board approved the engagement of Deloitte & Touche as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 at their respective meetings held on March 11, 2025. Deloitte & Touche is the independent registered public accounting firm of TPG Inc., the parent of the Adviser. The Company knows of no direct or indirect material financial interest of Deloitte & Touche in the Company. A representative of Deloitte & Touche is expected to be available at the Annual Meeting and thus, will have an opportunity to make a statement, if they so desire, and be available to respond to appropriate questions asked by the shareholders.

The following table presents fees for professional services rendered by the independent registered public accounting firm to the Company for the fiscal years ended December 31, 2024 and December 31, 2023. All services provided by the independent registered public accounting firm to the Company were pre-approved in accordance with the Company’s policies and procedures. The audit services are pre-approved by the Audit Committee pursuant to an audit engagement letter, and, in accordance with the Company’s pre-approval policies and procedures, the Audit Committee must pre-approve all non-audit services (other than certain de minimis exceptions) provided by the independent registered public accounting firm and all non-audit services (other than certain de minimis exceptions) provided by the independent registered public accounting firm to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Company (collectively, the “Adviser Entities”) if such services relate directly to the operations and financial reporting of the Company. In addition to the non-audit services reported under “All Other Fees” in the table below, during the year ended December 31, 2024, Deloitte & Touche billed $135,000 in non-audit fees to the Adviser Entities for services related to attestation services over internal controls over custody of assets for syndicated loans, and during the year ended December 31, 2023, PwC billed $160,000 in non-audit fees to the Adviser Entities for services related to attestation services over internal controls over custody of assets for syndicated loans.

	Fiscal Year Ended December 31, 2024 (Deloitte & Touche)	Fiscal Year Ended December 31, 2023 (PwC) (1)
Audit Fees (2)	$471,725	$530,000
Audit-Related Fees (3)	—	17,000
Tax Fees (4)	—	105,000
All Other Fees (5)	32,000	41,250
Total Fees	$503,725	$693,250

(1) PricewaterhouseCoopers LLP (“PwC”) served as the Company’s independent registered public accounting firm and as auditors of the Company’s audited consolidated financial statements for the fiscal year ending December 31, 2023. The table does not include fees for any services provided by PwC to AG Twin Brook BDC, Inc., which was acquired by the Company on July 28, 2023.
(2) “Audit fees” consist of fees billed for professional services rendered for the audit of the Company’s year-end financial statements and services that are normally provided in connection with statutory and regulatory filings.
(3) “Audit-related fees” consist of fees billed for audit services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” Audit-related fees included fees related to the issuance of consents related to registration statements.
(4) “Tax fees” consist of fees billed for professional tax services. These services also include assistance regarding federal, state and local tax compliance. Tax fees include work related to, among other things, preparation and review of the Company’s tax returns.

(5) “Other fees” include fees billed for permitted non-audit products and services (other than the services reported above). In 2024, “other fees” consisted of agreed upon procedures performed in connection with the collateralized loan obligation transaction.

There were no fees that were approved by the Audit Committee pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025.

Audit Committee Report

The following is the report of the audit committee (the “Audit Committee”) of the board of trustees (the “Board”) of TPG Twin Brook Capital Income Fund (the “Company”) with respect to the Company’s audited financial statements for the year ended December 31, 2024.

The Audit Committee oversees the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, the Company’s accounting and financial and reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Audit Committee reviewed the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (the “Form 10-K”) with management and discussed the quality of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee has considered and discussed the above described December 31, 2024 audited financial statements with management and with Deloitte & Touche LLP, the Company’s independent registered public accounting firm (“Deloitte & Touche”). The Audit Committee has also discussed with Deloitte & Touche the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee reviewed with Deloitte & Touche, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. Finally, the Audit Committee reviewed the written disclosures and the letters from Deloitte & Touche required by the PCAOB, as currently in effect, has considered whether the provision of other non-audit services by Deloitte & Touche to the Company are compatible with maintaining Deloitte & Touche’s independence, and has discussed with Deloitte & Touche its independence of the Company.

The Audit Committee discussed with Deloitte & Touche the overall scope and plans for the audit. The Audit Committee met with Deloitte & Touche to discuss the results of their audit, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to in this Proxy Statement and in the Audit Committee Charter available on the Company’s website, www.AGTBCAP.com, under the heading “Resources,” the Audit Committee recommended to the Board (and the Board has approved) that the Company’s audited financial statements be included in the Form 10-K and filed with the Securities and Exchange Commission.

Shareholders are reminded, however, that the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and Deloitte & Touche. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions, referred to above, do not assure that the audit of the Company’s financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in conformity with accounting principles generally accepted in the U.S. or that the Company’s independent registered public accounting firm is, in fact, “independent.”

Lance A. Ludwick, Chairman of the Audit Committee
James E. Bowers, Audit Committee Member
James N. Hallene, Audit Committee Member

OTHER BUSINESS

The Trustees do not intend to present any other business at the Annual Meeting, nor are they aware of any other business to be presented for action at the Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote thereon in their discretion.

Whether or not you expect to participate in the Annual Meeting, please follow the instructions on the Notice of 2025 Annual Meeting of Shareholders to vote via the Internet, or complete and sign the enclosed proxy card and return it promptly. The Annual Meeting will be in person on the 36th floor of the offices of the Company’s investment adviser at 111 South Wacker Drive, Chicago, IL 60606. If you want to attend the Annual Meeting, you must pre-register by emailing TCAP@tpg.com not later than 5:00 p.m., Eastern Time on Wednesday, May 28, 2025. For security reasons, you will be required to show a form of government-issued photo identification (e.g., a driver’s license or a passport) when you arrive at the Annual Meeting. If you need special assistance at the Annual Meeting because of a disability, please contact TCAP@tpg.com. You will need to provide evidence that you are a shareholder as of the close of business of the Record Date. This can be a copy of your proxy card or a brokerage statement showing your shares as of the close of business on the Record Date. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to contact the broker, bank or other nominee that holds your shares in order to obtain a legal proxy from that broker, bank or other nominee. Please note that if you do not provide a copy of such legal proxy at the Annual Meeting, you may still attend the Annual Meeting as long as you have registered, but you will not be able to vote shares in person at the Annual Meeting.

COMMUNICATIONS WITH THE BOARD

All interested parties, including shareholders, may send communications to the Board, the Independent Trustees, the Chairman or any other individual Trustee, by addressing such communication to the Board, the Independent Trustees, the Chairman or to the individual Trustee, c/o TPG Twin Brook Capital Income Fund, 245 Park Avenue, 26th Floor, New York, NY 10167.

FINANCIAL STATEMENTS AND OTHER INFORMATION

The Company files periodic reports, current reports, proxy statements and other information with the SEC. This information is available on the SEC’s website at www.sec.gov. This information, including the Company’s most recent Annual Report on Form 10-K, is also available free of charge by calling (212) 692-2011, or by writing TPG Twin Brook Capital Income Fund, 245 Park Avenue, 26th Floor, New York, NY 10167, Attention: Secretary, or on the Company’s website www.AGTBCAP.com, under the heading “Shareholders.” The information on these websites is not incorporated by reference into this proxy statement.

ADDITIONAL INFORMATION

The principal address of the Company's investment adviser is AGTB Fund Manager, LLC, 245 Park Avenue, 26th Floor, New York, NY 10167.

SHAREHOLDER PROPOSALS

The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at an annual meeting of shareholders unless certain securities law requirements are met. A shareholder who intends to present a proposal at that meeting pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) must submit the proposal in writing to the Company at its address in New York, New York, and the Company must receive the proposal no later than December 18, 2025, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting.

Pursuant to our current bylaws, notices of business proposals or a nomination(s) of individuals for election as a trustee at the 2026 Meeting, other than shareholder proposals to be included in our proxy statement pursuant to Rule

14a-8, should be addressed to Jenny B. Neslin, Secretary, TPG Twin Brook Capital Income Fund, 245 Park Avenue, 26th Floor, New York, NY 10167 and should be received by the Company not earlier than November 18, 2025 and not later than 5:00 p.m. (Eastern Time) on December 18, 2025. In the event that the date of the next annual meeting is advanced or delayed by more than 30 days from the first anniversary of the Meeting a notice by the shareholder, to be timely, must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. (Eastern Time), on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. A shareholder’s notice must contain information specified in our bylaws about the shareholder, its affiliates, and the proposed business or nominee for election as a trustee.

ACCOUNTING MATTERS

The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Company’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

TPG Twin Brook Capital Income Fund
Chief Compliance Officer
245 Park Avenue, Fl. 26
New York, New York 10167

The Audit Committee Chair may be contacted at:

TPG Twin Brook Capital Income Fund
Audit Committee Chair
245 Park Avenue, Fl. 26
New York, New York 10167

PROXY CARD

ANNUAL MEETING OF SHAREHOLDERS OF

TPG TWIN BROOK CAPITAL INCOME FUND

May 29, 2025

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement and proxy card are available at https://www.astproxyportal.com/ast/98390

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20130000000000001000 0 052925

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE NOMINEE IN PROPOSAL 1 AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Trustee:

☐ FOR THE NOMINEE

☐ WITHHOLD AUTHORITY FOR THE NOMINEE

NOMINEE:
(01) James Bowers

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR the Proposals.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

TPG TWIN BROOK CAPITAL INCOME FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

ANNUAL MEETING OF SHAREHOLDERS

MAY 29, 2025

The shareholder(s) hereby appoint(s) Trevor Clark and Jenny B. Neslin, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the common shares of beneficial interest of TPG Twin Brook Capital Income Fund that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders. The Annual Meeting of Shareholders will be held on the 36th Floor of the Company's investment adviser's offices located at 111 South Wacker Drive, Chicago, Illinois 60606 on Thursday, May 29, 2025, at 9:00 a.m., Central Time, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE LISTED ON THE REVERSE SIDE FOR THE BOARD OF TRUSTEES AND PROPOSAL 2.

(Continued and to be signed on the reverse side)

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